UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010 (September 15, 2010)
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-99.1
EX-99.2

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective September 15, 2010, the Board of Directors of LifePoint Hospitals, Inc. (the “Corporation”) adopted the Third Amended and Restated By-Laws of the Corporation (the “By-Laws”). Article II, Section 11 of the By-Laws was amended to clarify that the Corporation’s advance notice provision does not affect any rights of stockholders to request inclusion of nominees in the Corporation’s proxy statement pursuant to Rule 14a-11 recently promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Additionally, Article III, Section 14 of the By-Laws was amended to provide that generally no person will be nominated to a term of office on the Board of Directors who has attained the age of 75 or more before the first day of the proposed term of office, which is an increase from the previous general limitation of 73 years of age or more.
The description of the By-Laws contained in this item is qualified in its entirety by the complete text of the By-Laws. The By-Laws are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference into this item.
Item 8.01. Other Events.
On September 20, 2010, the Corporation issued a press release announcing its intention to sell through a private offering $400 million in aggregate principal amount of Senior Notes due 2020. The notes will be senior unsecured obligations of the Corporation and will be guaranteed by substantially all of the Corporation’s subsidiaries that guarantee its senior secured credit facilities.
The Corporation intends to use the net proceeds of the offering to repay $249.2 million principal amount of Term B loans outstanding under its senior secured credit facilities and for general corporate purposes, which may include the repurchase of its outstanding common stock from time to time pursuant to its 2010 stock repurchase plan.
See the press release attached as Exhibit 99.1.
Also on September 20, 2010, the Corporation announced the pricing of its offering of $400 million in aggregate principal amount of 6.625% Senior Notes due 2020. The closing of the sale of the notes is expected to occur on September 23, 2010, and is subject to the satisfaction of customary closing conditions.
See the press release attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

3.1	Third Amended and Restated By-Laws of LifePoint Hospitals, Inc., effective as of September 15, 2010.

99.1	Copy of press release issued by LifePoint Hospitals, Inc. on September 20, 2010 announcing proposed offering of Senior Notes due 2020.

99.2	Copy of press release issued by LifePoint Hospitals, Inc. on September 20, 2010 announcing the pricing of the offering of Senior Notes due 2020.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
By:	/s/ Paul D. Gilbert
	Name:	Paul D. Gilbert
	Title:	Executive Vice President, Chief Legal and Development Officer
Date: September 21, 2010

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Third Amended and Restated By-Laws of LifePoint Hospitals, Inc., effective as of September 15, 2010.

99.1	Copy of press release issued by LifePoint Hospitals, Inc. on September 20, 2010 announcing proposed offering of Senior Notes due 2020.

99.2	Copy of press release issued by LifePoint Hospitals, Inc. on September 20, 2010 announcing the pricing of the offering of Senior Notes due 2020.